UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    000-02324                  11-1974412
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
    of Incorporation)               File Number)          Identification Number)


         35 South Service Road
         Plainview, New York                                      11803
(Address of Principal Executive Offices)                        (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     On January 30, 2007, Aeroflex Incorporated (the "Registrant") entered into Amendment No. 2 to the Employment Agreement (the "Amendment") with John
Adamovich, Jr. (the "Executive"), Senior Vice President and Chief Financial Officer of the Registrant. The Amendment provides a deferred compensation retirement benefit to Executive. Pursuant to the Amendment, effective December 1, 2006 and on each December 1 thereafter, provided the Executive is then still employed by the Registrant, the Registrant is obligated to credit $50,000 to a deferred compensation account for the Executive's benefit. Subject to forfeiture upon the occurrence of any of the events specified in the Amendment, payment of all amounts in such account shall be made to the Executive at the times set forth in the Amendment upon certain terminations of employment, disability, death, or change of control of the Registrant.

     The above is a brief summary of the Amendment and does not purport to be complete. Reference is made to the Amendment for a full description of its terms, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1 Amendment No. 2 to Employment Agreement, dated January 30, 2007, between Aeroflex Incorporated and John Adamovich, Jr.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AEROXFLEX INCORPORATED


                                      By: /s/Charles Badlato
                                         --------------------------------
                                         Name: Charles Badlato
                                         Title:  Vice President - Treasurer


Date:  February 2, 2007


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


                                  Exhibit Index


10.1 Amendment No. 2 to Employment Agreement, dated January 30, 2007, between Aeroflex Incorporated and John Adamovich, Jr.